UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 15, 2006

Date of Report (Date of Earliest Event Reported)

CENTENNIAL BANK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51556	41-2150446
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Seventeenth Street, Suite 300

Denver, Colorado 80202

(Address of Principal Executive Offices)(Zip Code)

(303) 296-9600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05                                                 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(b)  On June 15, 2006, the Board of Directors of Centennial Bank Holdings, Inc. (the “Company”) approved a waiver of the Company’s Code of Business Conduct and Ethics with respect to David C. Boyles, President and Chief Operating Officer and a director of the Company, John W. Perkins, President and Chief Executive Officer of Guaranty Bank and Trust Company, Daryll D. Southwick, President and Chief Executive Officer of Centennial Bank of the West, and Charles Forster, Chairman and Chief Executive Officer of Collegiate Peaks Bank.  Each of Messrs. Boyles, Perkins, Southwick and Forster expect to be investors in Columbine Capital Corp. (“Columbine Capital”), the entity that has agreed to acquire Collegiate Peaks Bank from the Company.  See Item 7.01 below.  In addition, Mr. Boyles expects to be a director and/or an officer of Columbine Capital and/or Collegiate Peaks Bank, and Mr. Perkins may be a director of Columbine Capital and/or Collegiate Peaks Bank.  Mr. Forster intends to remain as Chairman and Chief Executive Officer of Collegiate Peaks Bank.

Each of Messrs. Boyles, Perkins, Southwick and Forster will continue to be bound by their respective non-competition agreements covering the Company’s strategic geographic footprint.

Item 7.01                                                 Regulation FD Disclosure.*

On June 20, 2006, the Company entered into a Stock Purchase Agreement with Columbine Capital, an investor group led by Messrs. Forster and Boyles, whereby Columbine has agreed to acquire 100% ownership of Collegiate Peaks Bank from the Company.  The transaction is subject to regulatory approval and is expected to close in the fourth quarter of 2006.

*The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Centennial Bank Holdings, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.

By:	/s/ Zsolt K. Besskó
Name: Zsolt K. Besskó
Title: Executive Vice President, General Counsel and Secretary

Date: June 21, 2006